Trust for Advised Portfolios
Supplement dated July 27, 2020
to the Statement of Additional Information dated December 31, 2019 for the
Infinity Q Diversified Alpha Fund

The Board of Trustees (“Board”) of Trust for Advised Portfolios (“Trust”) is pleased to announce that effective June 26, 2020, Brian S. Ferrie and Wan-Chong Kung were elected to serve as Trustees of the Trust and have joined the Board as Independent Trustees. An Independent Trustee is a Trustee of the Trust who is not an “interested person” of the Trust as defined in the Investment Company Act of 1940. As a result of the additions to the Board, the table providing information about the Trustees in the Statement of Additional Information is replaced in its entirety with the following:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John C. Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 to present); Founder and Managing Partner of Bent Gate Advisors, LLC (2009 to 2012).	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 to 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 to 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020).	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019).	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None
(1)    Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any currently serving Trustee). Each officer serves an indefinite term until the election of a successor.
(2)    The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
(3)    “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)    The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)    Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Funds’ distributor.
Additionally, the following is added to Information about Each Trustee’s Qualification, Experience, Attributes or Skills:
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Each of Messrs. Chrystal, DiUlio, Resis, Kashmerick, Ferrie, and Ms. Kung takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis, Kashmerick, Ferrie, and Ms. Kung should serve as a trustee.
Finally, the information under Trust Committees is updated to note that the Audit Committee is comprised entirely of the Independent Trustees and is chaired by Mr. Chrystal.

Please retain this supplement with your Statement of Additional Information